EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 22, 2005 (February 22, 2005)

AMSURG CORP.

(Exact name of registrant as specified in its charter)

Tennessee	000-22217	62-1493316

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Burton Hills Boulevard Nashville, Tennessee	37215

Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(615) 665-1283

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
INDEX TO EXHIBITS
EX-99 PRESS RELEASE DATED FEBRUARY 22, 2005

Item 2.02.       Results of Operations and Financial Condition

On February 22, 2005, AmSurg Corp. issued a press release announcing, among other matters, its results of operation for the fourth quarter and year ended December 31, 2004, the text of which is set forth as Exhibit 99.

Item 7.01.       Regulation FD Disclosure

On February 22, 2005, AmSurg Corp. issued a press release announcing, among other matters, its results of operation for the fourth quarter and year ended December 31, 2004, the text of which is set forth as Exhibit 99.

Item 9.01.       Financial Statements and Exhibits

     (c)   99       Press release dated February 22, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.
By:	/s/ Claire M. Gulmi
Claire M. Gulmi
Senior Vice President and Chief Financial Officer (Principal Financial and Duly Authorized Officer)

Date: February 22, 2005

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INDEX TO EXHIBITS

Exhibit
Number	Description
99	Press release dated February 22, 2005

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